EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Timothy Conley, Chief Financial Officer of Valicert, Inc. (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 14, 2002	/s/ TIMOTHY CONLEY
Timothy Conley Chief Financial Officer